UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported)	January 25, 2008

BANK OF HAWAII CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6887	99-0148992
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Merchant Street, Honolulu, Hawaii	96813
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number,
including area code)	(808) 694-8822

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02.                                              Results of Operations and Financial Condition.

On January 28, 2008, Bank of Hawaii Corporation (the “Corporation”) announced its results of operations for the quarter ending December 31, 2007. The public announcement was made by means of a press release, the text of which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 5.03.                                              Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On January 25, 2008, upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors (the “Board”) of the Corporation approved and adopted an amendment to its By-Laws providing for an increase in the mandatory retirement age of its directors from age 70 to age 75, and adopted other updating changes to the Corporation’s By-Laws. The amendments to the By-Laws are reflected in the Amended and Restated By-Laws.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of Amended and Restated By-Laws filed as Exhibit 3.1 hereto and incorporated into this Item 5.03 by reference.

Item 8.01                                                 Other Events.

On January 25, 2008, upon the recommendation of the Nominating and Corporate Governance Committee, the Board also approved amendments to each of the Certificate of Incorporation and the By-Laws of the Corporation providing for the declassification of the Board.

The changes to the Certificate of Incorporation delete references to the classification of directors, replace references to the directors’ three-year terms with references to one-year terms and make certain other minor changes (the “Amendments”).   The Board has recommended that the Amendments be submitted to the stockholders for approval at the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) and shall only become effective upon the approval of the stockholders at the Annual Meeting.  If approved by the Corporation’s stockholders, the Corporation shall file a Certificate of Amendment to the Corporation’s Certificate of Incorporation with the Secretary of State of the State of Delaware on the date of the Annual Meeting, immediately after the vote to approve such proposal, to effect such Amendments.   The changes to the By-Laws also delete references to the classification of directors and replace references to directors’ three year terms with references to one-year terms, and shall only become effective upon approval of the Amendments.

Item 9.01.                                              Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.

3.1                                 Amended & Restated By-Laws of Bank of Hawaii Corporation

99.1                           January 28, 2008 Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2008	BANK OF HAWAII CORPORATION

	By:	/s/ Mark A. Rossi
Mark A. Rossi
Vice Chairman and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Bank of Hawaii Corporation

99.1	January 28, 2008 Press Release